September 7, 2010
ACTIVEPASSIVE FUNDS

Class A and Class I Shares

Supplement to the Prospectuses and Statement of Additional Information (“SAI”)
dated February 28, 2010, as amended

Effective immediately, Jane Li no longer serves as a portfolio manager for the ActivePassive Large Cap Growth Fund, the ActivePassive Large Cap Value Fund and the ActivePassive Small/Mid Cap Fund.

Please disregard all references to Ms. Li in the Prospectuses and SAI.

Effective immediately, FundQuest Incorporated has modified its corporate ownership structure.

Accordingly, the first paragraph under the heading, “Management of the Funds” on page 80 of the Class A prospectus, and page 67 of the Class I prospectus, is deleted and replaced with the following:

“FundQuest Incorporated is the investment advisor to the Funds.  The Advisor is located at One Winthrop Square, Boston, Massachusetts 02110.  The Advisor is wholly owned by Charter Atlantic Corporation, which is wholly owned by Paribas North America, Inc., a subsidiary of BNP Paribas SA, a publicly owned limited liability banking institution organized in France.  The Advisor currently manages and administers assets of approximately $11 billion for individual and institutional investors.  The Advisor provides day-to-day portfolio management services to each of the Funds including advice on buying and selling securities.”

Additionally, the second paragraph under the heading, “The Advisor and Sub-Advisors” on page 20 of the SAI is deleted and replaced with the following:

FundQuest is wholly owned by Charter Atlantic Corporation, which is wholly owned by Paribas North America, Inc.  FundQuest is an indirect subsidiary of BNP Paribas SA.  BNP Paribas SA and Paribas North America, Inc. may be deemed to be control persons of FundQuest by reason of their ownership of more than 25% of the outstanding voting stock of Charter Atlantic Corporation.

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Please retain this Supplement with the Prospectus and SAI.